UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



          MARYLAND                         1-13589                36-4173047
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(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
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      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 2, 2005, Prime Group Realty Trust (the "Company") announced its consolidated financial results for the quarterly and annual periods ended December 31, 2004 and, on or about March 2, 2005, after furnishing of this Form 8-K, the Company intends to make publicly available certain supplemental information contained in its fourth quarter 2004 Supplemental Operating and Financial Data package (the "Supplemental Information Package"). The Supplemental Information Package will be available on the Company's Internet website (www.pgrt.com) and will also be available upon request as specified therein.

         Copies of the Company's fourth quarter and calendar 2004 earnings press release and the Supplemental Information Package are furnished as Exhibits 99.2 and 99.1 hereto, respectively, and are incorporated herein by reference. In addition, the information contained in the Supplemental Information Package furnished as Exhibit 99.1 hereto is being furnished under "Item 9. Regulation FD Disclosure" pursuant to Regulation FD. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits:

                  Exhibit No.
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                  99.1   Prime Group Realty Trust Fourth Quarter 2004
                         Supplemental Operating and Financial Data Package.

                  99.2 Prime Group Realty Trust Fourth Quarter and Calendar Year 2004 Earnings Press Release dated March 2, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIME GROUP REALTY TRUST


Dated: March 2, 2005                  By:      /s/  Richard M. FitzPatrick
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                                               Richard M. FitzPatrick
                                               Executive Vice President and
                                               Chief Financial Officer